Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact:	Maurice H. Sullivan, Jr.
(617) 254-0707

PEOPLES FEDERAL BANCSHARES, INC. ANNOUNCES FISCAL SECOND QUARTER 2014 RESULTS

Brighton, Massachusetts, April 29, 2014.  Peoples Federal Bancshares, Inc. (the “Company”) (Nasdaq: PEOP), the holding company for Peoples Federal Savings Bank (the “Bank”), reported financial results for the fiscal second quarter ended March 31, 2014.  For the quarter ended March 31, 2014, the Company reported net income of $514,000, or $0.09 per share, basic and diluted, as compared to net income of $545,000, or $0.09 per share, basic and diluted, for the comparable 2013 period, and net income of $554,000, or $0.09 per share, basic and diluted, for the quarter ended December 31, 2013.

Total interest and dividend income was $5.0 million for the Company’s quarter ended March 31, 2014 compared to $4.8 million for the quarter ended March 31, 2013.  Net interest and dividend income was $4.4 million for the Company’s quarter ended March 31, 2014 compared to $4.0 million for the quarter ended March 31, 2013.  The low interest rate environment has continued to impact the Company’s net interest and dividend income as recently originated loans reflect the current low interest rate environment.  Total non-interest income was $444,000 for the quarter ended March 31, 2014 compared to $488,000 for the quarter ended March 31, 2013.  The decrease was primarily due to the decrease in net gain on sales of mortgage loans of $35,000, or 76.1%.  Total non-interest expense was $4.0 million for the quarter ended March 31, 2014 compared to $3.6 million for the quarter ended March 31, 2013.  Salaries and employee benefits increased to $2.7 million for the quarter ended March 31, 2014 compared to $2.4 million for the quarter ended March 31, 2013.  The increase was primarily due to normal salary increases and additional staffing for the Westwood branch that opened during the Company’s second fiscal quarter 2014.

On a linked quarter basis, total interest and dividend income was $5.0 million for the Company’s quarter ended March 31, 2014 compared to $4.9 million for the previous quarter ended December 31, 2013.  Net interest and dividend income was $4.4 million for the Company’s quarter ended March 31, 2014 compared to $4.3 million for the previous quarter ended December 31, 2013.  Total non-interest income for the fiscal second quarter of 2014 increased to $444,000 from $399,000 for the first fiscal quarter ended December 31, 2013.  Total non-interest expense increased to $4.0 million for the quarter ended March 31, 2014 compared to $3.8 million for the quarter ended December 31, 2013.

Total assets increased $16.1 million, or 2.8%, to $601.3 million at March 31, 2014 from $585.2 million at September 30, 2013.  Loans, net increased $23.5 million, or 5.0% during the six months ended March 31, 2014, as residential loans and construction loans increased, while commercial real estate, commercial loans and consumer loans decreased.  Cash and cash equivalents decreased $8.9 million to $28.2 million at March 31, 2014 from $37.1 million at September 30, 2013.  Securities available-for-sale and held-to-maturity in total increased $1.0 million, or 2.2%, to $47.3 million at March 31, 2014 from $46.3 million at September 30, 2013.  Borrowings increased to $56.0 million at March 31, 2014 from $44.0 million at September 30, 2013.

Deposits increased $6.6 million to $431.7 million at March 31, 2014 from $425.1 million at September 30, 2013.  NOW accounts increased $3.2 million, money market accounts increased $2.3 million, demand deposits increased $2.1 million and savings accounts increased $313,000 during the period.  Term certificates decreased $1.3 million during the same period.  At March 31, 2014, total stockholders’ equity was $104.2 million, a decrease of $2.2 million from $106.4 million at September 30, 2013, resulting primarily from dividends paid of $2.0 million and the repurchase and retirement of 147,198 shares or $2.6 million, of the Company’s common stock.  The decrease in total stockholder’s equity was offset, in part, by net income of $1.1 million, the increase in additional paid-in capital related to stock-based compensation of $1.1 million and common stock released and committed to be released by the ESOP of $253,000.

During the quarters ended March 31, 2014 and 2013, the Company paid quarterly cash dividends of $0.04 and $0.03 per common share, respectively.  Dividends paid totaled $238,000 and $178,000, respectively, for the quarters ended March 31, 2014 and 2013.

Non-performing assets totaled $2.1 million, or 0.3% of total assets, at March 31, 2014, compared to $2.1 million, or 0.4% of total assets, at September 30, 2013.  Classified assets decreased to $3.7 million at March 31, 2014, as compared to $4.1 million at September 30, 2013.  The Company did not provide to the allowance for loan losses during the six-month period ended March 31, 2014 reflecting little change in net loans and improvements in loan delinquencies, non-performing assets and classified assets.

Certain statements herein constitute “forward-looking statements” and actual results may differ from those contemplated by these statements.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.  They often include words like “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”  Certain factors that could cause actual results to differ materially from expected results include changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the businesses in which Peoples Federal Bancshares, Inc. is engaged and changes in the securities market.  The Company disclaims any intent or obligation to update any forward-looking statements, whether in response to new information, future events or otherwise.

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31,	September 30,
	2014	2013
	(Unaudited)
	(In thousands, except share data)
ASSETS
Cash and due from banks	$4,321	$4,047
Interest-bearing demand deposits with other banks	21,716	30,906
Federal funds sold	102	79
Federal Home Loan Bank - overnight deposit	2,102	2,102
Total cash and cash equivalents	28,241	37,134
Securities available-for-sale	9,555	14,225
Securities held-to-maturity (fair values of $37,646 and $32,105)	37,790	32,054
Federal Home Loan Bank stock (at cost)	3,918	3,775
Loans	493,502	470,086
Allowance for loan losses	(4,030)	(4,037)
Loans, net	489,472	466,049
Premises and equipment, net	3,821	3,465
Cash surrender value of life insurance policies	20,336	20,007
Accrued interest receivable	1,451	1,448
Deferred income tax asset, net	5,111	5,432
Other assets	1,569	1,657
Total assets	$601,264	$585,246

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$59,943	$57,891
Interest-bearing	371,758	367,202
Total deposits	431,701	425,093
Short-term borrowings	6,000	6,000
Long-term debt	50,000	38,000
Accrued expenses and other liabilities	9,392	9,801
Total liabilities	497,093	478,894

Stockholders’ equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value; 100,000,000 shares authorized; 6,318,736 and 6,465,934 shares issued and outstanding at March 31, 2014 and
September 30, 2013, respectively	63	65
Additional paid-in capital	57,843	60,039
Retained earnings	54,199	55,103
Accumulated other comprehensive loss	(36)	(30)
Unearned restricted shares; 209,880 and 256,894 shares at March 31, 2014 and
September 30, 2013, respectively	(3,399)	(4,183)
Unearned compensation - ESOP	(4,499)	(4,642)
Total stockholders’ equity	104,171	106,352
Total liabilities and stockholders’ equity	$601,264	$585,246

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2014	2013	2014	2013
	(Unaudited)
	(Dollars in thousands, except share data)
Interest and dividend income:
Interest and fees on loans	$4,759	$4,619	$9,432	$9,472
Interest on debt securities:
Taxable	241	120	474	270
Other interest	12	26	27	44
Dividends on equity securities	14	4	18	9
Total interest and dividend income	5,026	4,769	9,951	9,795

Interest expense:
Interest on deposits	438	555	892	1,167
Interest on Federal Home Loan Bank advances	176	150	344	300
Total interest expense	614	705	1,236	1,467
Net interest and dividend income	4,412	4,064	8,715	8,328
Provision for loan losses	—	80	—	200
Net interest and dividend income, after provision for loan losses	4,412	3,984	8,715	8,128

Non-interest income:
Customer service fees	188	193	384	403
Loan servicing fees, net	8	6	21	14
Net gain on sales of mortgage loans	11	46	11	147
Net gain on sales of securities available-for-sale	3	—	3	—
Increase in cash surrender value of life insurance	161	181	329	343
Other income	73	62	95	73
Total non-interest income	444	488	843	980

Non-interest expense:
Salaries and employee benefits	2,655	2,403	5,265	4,729
Occupancy expense	310	249	538	478
Equipment expense	103	101	202	207
Professional fees	174	177	331	294
Advertising expense	200	108	333	237
Data processing expense	224	211	443	419
Deposit insurance expense	70	61	131	130
Other expense	260	257	513	514
Total non-interest expense	3,996	3,567	7,756	7,008
Income before income taxes	860	905	1,802	2,100
Provision for income taxes	346	360	734	874
Net income	$514	$545	$1,068	$1,226

Weighted-average shares outstanding:
Basic	5,712,699	5,894,114	5,729,763	5,935,215
Diluted	5,748,215	5,914,177	5,779,439	5,973,180

Earnings per common share:
Basic	$0.09	$0.09	$0.18	$0.20
Diluted	$0.09	$0.09	$0.18	$0.20

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	March 31,	December 31,
	2014	2013
	(Unaudited)
	(Dollars in thousands, except share data)
Interest and dividend income:
Interest and fees on loans	$4,759	$4,673
Interest on debt securities:
Taxable	241	233
Other interest	12	15
Dividends on equity securities	14	4
Total interest and dividend income	5,026	4,925

Interest expense:
Interest on deposits	438	454
Interest on Federal Home Loan Bank advances	176	168
Total interest expense	614	622
Net interest and dividend income	4,412	4,303
Provision for loan losses	—	—
Net interest and dividend income, after provision for loan losses	4,412	4,303

Non-interest income:
Customer service fees	188	196
Loan servicing fees, net	8	13
Net gain on sales of mortgage loans	11	—
Net gain on sales of securities available-for-sale	3	—
Increase in cash surrender value of life insurance	161	168
Other income	73	22
Total non-interest income	444	399

Non-interest expense:
Salaries and employee benefits	2,655	2,610
Occupancy expense	310	228
Equipment expense	103	99
Professional fees	174	157
Advertising expense	200	133
Data processing expense	224	219
Deposit insurance expense	70	61
Other expense	260	253
Total non-interest expense	3,996	3,760
Income before income taxes	860	942
Provision for income taxes	346	388
Net income	$514	$554

Weighted-average shares outstanding:
Basic	5,712,699	5,746,458
Diluted	5,748,215	5,810,294

Earnings per common share:
Basic	$0.09	$0.09
Diluted	$0.09	$0.09

The following tables set forth average assets, liability and equity account balances, average yields and costs, and certain other information for the periods indicated.  No tax-equivalent yield adjustments were made, as the effect thereof was not material.  All average balances are daily average balances.  Non-accrual loans were included in the computation of average balances, but have been reflected in the table as loans carrying a zero yield.  The yields set forth below include the effect of deferred fees, discounts and premiums that are amortized or accreted to interest income or expense.

	Three Months Ended March 31,
	2014				2013
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$482,360		$4,759	3.95%	$449,549		$4,619	4.11%
Taxable securities (3)	46,492		241	2.07	35,566		120	1.35
Other interest-earning assets	24,096		12	0.20	50,678		26	0.21
FHLB stock	3,904		14	1.43	3,958		4	0.40
Total interest-earning assets	556,852		5,026	3.61	539,751		4,769	3.53
Non-interest-earning assets	36,592				36,427
Total assets	$593,444				$576,178

Interest-bearing liabilities:
Deposits:
Savings	$56,470		14	0.10	$53,538		20	0.15
Money market accounts	152,485		154	0.40	155,630		200	0.51
NOW accounts	40,565		6	0.06	37,683		6	0.06
Term certificates	119,639		264	0.88	129,105		329	1.02
Total deposits	369,159		438	0.47	375,956		555	0.59
FHLB advances	54,556		176	1.29	32,911		150	1.82
Total interest-bearing liabilities	423,715		614	0.58	408,867		705	0.69
Demand deposits	55,844				49,945
Other non-interest-bearing liabilities	8,846				9,088
Total non-interest-bearing liabilities	64,690				59,033
Total liabilities	488,405				467,900
Stockholders’ equity	105,039				108,278
Total liabilities and stockholders’ equity	$593,444				$576,178

Net interest income			$4,412				$4,064
Net interest rate spread (4)				3.03%				2.84%
Net interest-earning assets (5)	$133,137				$130,884
Net interest margin (6)				3.17%				3.01%
Ratio of interest-earning assets to total interest-bearing liabilities	1.31	x			1.32	x

(1)         Yields are annualized.

(2)         Average loans include non-accrual loans and are net of average deferred loan fees/costs.

(3)         Average balances are presented at average amortized cost.

(4)         Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.

(5)         Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(6)         Net interest margin represents net interest income divided by average total interest-earning assets.

	Six Months Ended March 31,
	2014				2013
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$474,751		$9,432	3.97%	$451,068		$9,472	4.20%
Taxable securities (3)	47,823		474	1.98	38,850		270	1.39
Other interest-earning assets	25,774		27	0.21	42,874		44	0.21
FHLB stock	3,838		18	0.94	3,986		9	0.45
Total interest-earning assets	552,186		9,951	3.60	536,778		9,795	3.65
Non-interest-earning assets	36,195				37,108
Total assets	$588,381				$573,886

Interest-bearing liabilities:
Deposits:
Savings	$56,416		28	0.10	$52,161		39	0.15
Money market accounts	151,479		309	0.41	154,320		435	0.56
NOW accounts	40,812		13	0.06	37,381		12	0.06
Term certificates	119,143		542	0.91	128,426		681	1.06
Total deposits	367,850		892	0.48	372,288		1,167	0.63
FHLB advances	49,385		344	1.39	32,681		300	1.84
Total interest-bearing liabilities	417,235		1,236	0.59	404,969		1,467	0.72
Demand deposits	55,930				50,299
Other non-interest-bearing liabilities	9,714				9,367
Total non-interest-bearing liabilities	65,644				59,666
Total liabilities	482,879				464,635
Stockholders’ equity	105,502				109,251
Total liabilities and stockholders’ equity	$588,381				$573,886

Net interest income			$8,715				$8,328
Net interest rate spread (4)				3.01%				2.93%
Net interest-earning assets (5)	$134,951				$131,809
Net interest margin (6)				3.16%				3.10%
Ratio of interest-earning assets to total interest-bearing liabilities	1.32	x			1.33	x

(1)	Yields are annualized.
(2)	Average loans include non-accrual loans and are net of average deferred loan fees/costs.
(3)	Average balances are presented at average amortized cost.
(4)	Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5)	Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(6)	Net interest margin represents net interest income divided by average total interest-earning assets.

	Three Months Ended
	March 31, 2014				December 31, 2013
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$482,360		$4,759	3.95%	$467,306		$4,673	4.00%
Taxable securities (3)	46,492		241	2.07	49,126		233	1.90
Other interest-earning assets	24,096		12	0.20	27,414		15	0.22
FHLB stock	3,904		14	1.43	3,775		4	0.42
Total interest-earning assets	556,852		5,026	3.61	547,621		4,925	3.60
Non-interest-earning assets	36,592				35,806
Total assets	$593,444				$583,427

Interest-bearing liabilities:
Deposits:
Savings	$56,470		14	0.10	$56,362		14	0.10
Money market accounts	152,485		154	0.40	150,495		155	0.41
NOW accounts	40,565		6	0.06	41,054		7	0.07
Term certificates	119,639		264	0.88	118,657		278	0.94
Total deposits	369,159		438	0.47	366,568		454	0.50
FHLB advances	54,556		176	1.29	44,326		168	1.52
Total interest-bearing liabilities	423,715		614	0.58	410,894		622	0.61
Demand deposits	55,844				56,014
Other non-interest-bearing liabilities	8,846				10,564
Total non-interest-bearing liabilities	64,690				66,578
Total liabilities	488,405				477,472
Stockholders’ equity	105,039				105,955
Total liabilities and stockholders’ equity	$593,444				$583,427

Net interest income			$4,412				$4,303
Net interest rate spread (4)				3.03%				2.99%
Net interest-earning assets (5)	$133,137				$136,727
Net interest margin (6)				3.17%				3.14%
Ratio of interest-earning assets to total interest-bearing liabilities	1.31	x			1.33	x

(1)	Yields are annualized.
(2)	Average loans include non-accrual loans and are net of average deferred loan fees/costs.
(3)	Average balances are presented at average amortized cost.
(4)	Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5)	Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.
(6)	Net interest margin represents net interest income divided by average total interest-earning assets.